EXHIBIT 32
CERTIFICATIONS UNDER SECTION 906 OF SARBANES-OXLEY

In connection with the annual report of TAG Oil Ltd. (the “Company”) on Form 20-F for the fiscal year ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Drew Cadenhead, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

“Drew Cadenhead”
____________________________
Name: Drew Cadenhead
Title: Chief Executive Officer
September 28, 2006

CERTIFICATIONS UNDER SECTION 906 OF SARBANES-OXLEY

In connection with the annual report of TAG Oil Ltd. (the “Company”) on Form 20-F for the fiscal year ending March 31, 20036 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Garth Johnson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

“Garth Johnson”
____________________________
Name: Garth Johnson
Title: Chief Financial Officer
September 28, 2006